Financial instruments	6 Months Ended
Jun. 30, 2026
Financial Instruments Disclosure [Abstract]
Financial instruments
17. Financial instruments:

Financial management risk

The Company has exposure to liquidity risk, credit risk, foreign currency risk and interest rate risk.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they are due. The Company has a history of operating losses and negative cash flows from operations. At June 30, 2026, the Company had $23,946 of cash and cash equivalents, including $359 in restricted cash.
17. Financial Instruments (continued):

The following are the contractual maturities of financial obligations as at June 30, 2026:

	Carrying amount	Contractual cash flows	< 1 year	1-3 years	4-5 years
Accounts payable and accrued liabilities	$16,416	$16,416	$16,416	$—	$—
Term loan facility (note 11)	972	1,021	1,021	—	—
Operating lease obligations	1,573	1,814	244	930	640
	$18,961	$19,251	$17,681	$930	$640
Fair value of financial instruments

As at June 30, 2026, cash and cash equivalents are measured at fair value on a recurring basis and are included in Level 1. The carrying amounts reported in the unaudited condensed consolidated interim balance sheets for accounts receivable, and accounts payable and accrued liabilities approximate their fair values due to the short-term period to maturity of these instruments. The long-term investments represent the Company's interests in Cespira and is accounted for using the equity method. The carrying values reported in the condensed consolidated interim balance sheets for obligations under operating leases, which are based upon discounted cash flows, approximate their fair values. The carrying value of the term loan facility included in long-term debt (note 11) is carried at amortized cost, which approximate its fair value as at June 30, 2026.

The Company has classified the Pre-Funded Warrants and Common Warrants as warrant liabilities (note 12). These warrant liabilities are measured at fair value on a recurring basis and are classified within Level 2 of the fair value hierarchy. The fair value of the Pre-Funded Warrant liability approximates the market value of the underlying common shares due to its nominal exercise price. The fair value of the Common Warrant liability is determined using the Black-Scholes-Merton option pricing model, which incorporates observable and market-corroborated inputs, including the Company's share price, expected volatility, expected term, risk-free interest rate and expected dividend yield. Changes in the fair value of the warrant liabilities are recognized in earnings in the period in which they occur.

The Company categorizes its fair value measurements for items measured at fair value on a recurring basis into three categories as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Inputs for the asset or liability that are not based on observable market data (unobservable inputs).

When available, the Company uses quoted market prices to determine fair value and classify such items in Level 1.  When necessary, Level 2 valuations are performed based on quoted market prices for similar instruments in active markets and/or model–derived valuations with inputs that are observable in active markets. Level 3 valuations are undertaken in the absence of reliable Level 1 or Level 2 information.